                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            SCOTLAND BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                             Scotland Bancorp, Inc.
================================================================================
                             505 South Main Street
                        Laurinburg, North Carolina 28352
                                 (910) 276-2703


                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on January 16, 1997


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Scotland Bancorp, Inc. (the "Company") will be held on January 16, 1997, at 4:00 p.m., Eastern Time, at the main office of the Company at 505 South Main Street, Laurinburg, North Carolina.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect three classes of directors: (a) three persons who will serve as directors of the Company until the 1998 Annual Meeting of stockholders or until their successors are duly elected and qualified,
         (b) four persons who will serve as directors of the Company until the 1999 Annual Meeting of stockholders or until their successors are duly elected and qualified, and (c) three persons who will serve as directors of the Company until the 2000 Annual Meeting of stockholders or until their successors are duly elected and qualified;

     2. To ratify the selection of McGladrey & Pullen, LLP as the independent auditor for the Company for the fiscal year ending September 30, 1997; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established December 10, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                          By Order of the Board of Directors


                                          /s/ John B. Clark

                                          John B. Clark
                                          Secretary

Laurinburg, North Carolina
December 17, 1996



A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                             Scotland Bancorp, Inc.
                             ======================

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                January 16, 1997



                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

          This Proxy Statement is being furnished to stockholders of Scotland Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on January 16, 1997, at 4:00 p.m., Eastern Time, at the main office of the Company at 505 South Main Street, Laurinburg, North Carolina, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about December 19, 1996. The Company's office is located at 505 South Main Street, Laurinburg, North Carolina 28352 and its telephone number is (910) 276-2703.

          Other than the matters listed on the attached Notice of 1997 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

          The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Scotland Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

          Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope. Any stockholder may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If a proxy is returned with no instructions given, the proxy will be voted FOR the nominees for election to the
                                            ---
Board
of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed and the proxy will be voted FOR the proposals on which no
                                                   ---
instructions are given.

          The close of business on December 10, 1996 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,840,000 shares of Common Stock and there were approximately 486 stockholders, excluding shares held in street name. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

          The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

          In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election in a class of directors who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

          The proposal to ratify the appointment of the Company's independent auditor for the 1997 fiscal year will be approved if a plurality of the votes cast vote in favor of the proposal.

          Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.


                                          Amount and
                                          Nature of            Percentage
                                          Beneficial               of
Name and Address                         Ownership/1/           Class/2/
----------------                         ------------           --------
James W. Mason                            179,870/3/              9.78%
407 Prince Street
Laurinburg, NC 28352

S. T. Snowdon, Jr.                        149,200/4/              8.11%
25863 Snead's Grove Road
Laurel Hill, NC 28351

James E. Milligan                         162,200/5/              8.82%
8 Canterbury Circle
Pinehurst, NC 28374

James S. Mitchener, Jr.                   173,700/6/              9.44%
704 Morrison Lane
Laurinburg, NC 28352

------------------------------------

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/ Based upon a total of 1,840,000 shares of Common Stock outstanding at the Record Date.

/3/ Mr. Mason serves as a trustee of the Scotland Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP") which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/4/ Mr. Snowdon serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/5/ Mr. Milligan serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/6/ Dr. Mitchener serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,500 shares held by Dr. Mitchener's spouse for which he disclaims beneficial ownership.


          Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).



                                          Amount and
                                          Nature of            Percentage
                                          Beneficial               of
Name and Address                         Ownership/1//2/        Class/3/
----------------                         ------------           --------
James W. Mason, Chairman of the Boards     179,870/4/             9.78%
of Directors
407 Prince Street
Laurinburg, NC 28352

S. T. Snowdon, Jr., Vice Chairman of the   149,200/5/             8.11%
Boards of Directors
25863 Snead's Grove Road
Laurel Hill, NC 28351

Clifton P. Buie                              2,000                0.11%
421 West Boulevard
Laurinburg, NC 28352

E. S. Hill, Jr.                             25,000                1.08%
7840 Dogwood Drive
Laurinburg, NC 28353

John W. Hudson                               2,500                0.14%
801 Frederick Avenue
Laurinburg, NC 28352

James E. Milligan                          162,200/6/             8.82%
8 Canterbury Circle
Pinehurst, NC 28374

James S. Mitchener, Jr.                    173,700/7/             9.44%
704 Morrison Lane
Laurinburg, NC 28352

James T. Willis                             11,000                0.60%
12540 Bagpipe Lane
Laurinburg, NC 28352

William C. Fitzgerald, III, Director,       31,189/8/             1.97%
President and CEO of the Company and
the Bank
1303 Dunbar Drive
Laurinburg, NC 28352


                                          Amount and
                                          Nature of            Percentage
                                          Beneficial               of
Name and Address                         Ownership                Class
----------------                         ------------           --------

John B. Clark, Director, Vice President      8,239                0.45%
and Secretary of the Company and Senior
Vice President of the Bank
1803 Sherbrooke Circle
Laurinburg, NC 28352

Directors and Executive Officers as a      303,298/9/            16.48%
Group (10 Persons)

------------------------------

/1/ Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other entities controlled by the named individuals.

/3/ Based upon a total of 1,840,000 shares of Common Stock outstanding at the Record Date.

/4/ Mr. Mason serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/5/ Mr. Snowdon serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/6/ Mr. Milligan serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/7/ Dr. Mitchener serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,500 shares held by Dr. Mitchener's spouse for which he disclaims beneficial ownership.

/8/ This number includes 1,222 shares held by Mr. Fitzgerald's spouse. Mr. Fitzgerald disclaims beneficial ownership of such shares.

/9/ The 147,200 shares held by the ESOP for which the trustees, Messers. Mason, Snowdon, Milligan and Dr. Mitchener, share voting and investment power have been included only once in the total number of shares owned beneficially by the Directors and Executive Officers as a group.



            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1996, all but one of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements. Debora B. Steagall was elected to the position of Assistant Treasurer of the Company in May 1996; however, Ms. Steagall's Initial Statement of Beneficial Ownership on SEC Form 3 was filed on November 5, 1996.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


Nominees

          The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at ten members.

          The Articles of Incorporation and Bylaws provide that in the first election of directors, and in all elections thereafter, that so long as the total number of directors is nine or more, the directors will be divided into three classes, as nearly equal in number as possible, to serve, in the first instance, for terms of one, two and three years, respectively, from the date such class takes office or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. As a result, there are three classes of directors to be elected at the Annual Meeting -- for one, two and three year terms. Thereafter, the successors in each class of directors are to be elected for terms of three years, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified.

          The Board of Directors has nominated the ten persons named below for election as directors to serve for the terms specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. Any other persons nominated must be nominated for either a one, two or three year term.

          The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect the ten nominees listed below as directors for the terms specified, unless authority to vote is withheld or such proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Certificate of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. Votes will be separately cast and tabulated for persons nominated in each of the three classes of directors for the terms specified. As a result, those three nominees for terms expiring at the 1998 annual meeting who receive the largest number of votes will be elected as directors for that term; those four nominees for terms expiring at the 1999 annual meeting who receive the largest number of votes will be elected for that term and those three nominees for terms expiring at the 2000 annual meeting who receive the largest number of votes will be elected for that term. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

          The following table sets forth as to each nominee, his name, age, principal occupation during the last five years, the term for which he has been nominated, and the year he was first elected as a director of the Bank. All of the nominees were appointed to serve as initial directors of the Company in connection with its incorporation in November 1995.


                              Age on
                             September
                                30,             Principal Occupation              Term    Director
Name                           1995            During Last Five Years            Expires   Since
-----                        ---------         ----------------------            -------  --------
                           CLass I - Term Ending as of 1998 Annual Meeting
James W. Mason                 80         Chairman of the Board; Attorney         1998      1953

Clifton P. Buie                38         Vice President of Manufacturing         1998      1990
                                          for Charles Craft, Inc., a
                                          textile company

John W. Hudson                 69         Retired Plant Manager of                1998      1994
                                          LOF Glass

                           Class II - Term Ending as of 1999 Annual Meeting

John B. Clark                  46         Senior Vice President of the            1999      1976
                                          Bank

James E. Milligan              72         Retired Newspaper Publisher             1999      1973

James S. Mitchener, Jr.        73         Retired Surgeon                         1999      1974

James T. Willis                41         Vice President, Adams &                 1999      1994
                                          Willis, Inc.; General
                                          Manager of Firestone Store

                           Class III - Term Ending as of 2000 Annual Meeting

S. T. Snowdon, Jr.             69         Vice Chairman of the Board;             2000      1959
                                          Retired Architect

E. S. Hill, Jr.                53        General Manager of                       2000      1990
                                         Eaton Corp., a golf
                                         supply company

William C. Fitzgerald, III     58        President and Chief Executive            2000      1992
                                         Officer of the Bank; prior to
                                         joining the Bank,
                                         Mr. Fitzgerald was a managing
                                         agent for the Resolution Trust
                                         Corporation from 1990 to
                                         July 1992

        The Board of Directors recommends a vote FOR all of the nominees for
                                                 ---
election as directors.


Board of Directors of the Bank

        The Bank also has a ten member board of directors which is composed of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

        The Company was organized in November 1995 by the board of directors of the Bank to acquire the capital stock of the Bank issued in connection with the Bank's conversion from mutual to stock form (the "Conversion"). The Company did not actively engage in any business until after the consummation of the Conversion on March 29, 1996. Consequently, the meetings of the Board of Directors held during the fiscal year ended September 30, 1996 were held in connection with the organization of the Company and the Conversion. Going forward, the Board of Directors is scheduled to meet quarterly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company held six meetings. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended September 30, 1996.

        The Board of Directors of the Company has one standing committee--the Audit Committee. The Audit Committee of the Board consists of Clifton P. Buie,
E. S. Hill, Jr., James S. Mitchener, Jr. and James T. Willis. This Committee meets annually to obtain and review the annual audit report from the Company's
and the Bank's independent auditor and also meets on an as-needed basis.   The
Audit Committee met one time during the fiscal year ended September 30, 1996.

        In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

        The Bank's board of directors has appointed three other standing committees to which certain responsibilities have been delegated--the Loan Committee, the Audit Committee and the Executive Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. In addition the Bank's board of directors appoints other committees of its members to perform certain more limited functions from time to time.

        The Executive Committee of the Bank's board of directors serves as the compensation committee. The Executive Committee determines the compensation of the executive officers of the Bank and the Company and the Bank's other employees. During the fiscal year ended September 30, 1996, Messers. Mason, Milligan, Snowdon, Fitzgerald and Dr. Mitchener served on the Bank's Executive Committee. Mr. Fitzgerald does not participate in any deliberations of the Executive Committee concerning his compensation as an executive officer.

Director Compensation

        Board Fees. Members of the Board of Directors receive a $200 fee for each meeting attended. All members of the Company's Board of Directors are also directors of the Bank. For their service on the Bank's board of directors, non-employee members of the Bank board receive $600 per month. The Chairman receives an additional $400 per month and the Vice Chairman receives an additional $100 per month. In addition, non-employee Bank directors who serve on the Loan Committee receive $325 per month, non-employee directors who serve on the Executive Committee receive $75 for each Executive Committee meeting attended and non-employee directors who serve on the Audit Committee receive $75 for each Audit Committee meeting attended.

        Bank Deferred Compensation Agreements. Three non-employee directors of the Bank, Messers. Snowdon and Milligan and Dr. Mitchener participate in deferred compensation plans under which such directors, or their designated beneficiaries, are to be paid specified amounts over a ten-year period beginning in 1994 in return for the deferral of certain amounts of directors fees over a seven-year period. Under the provisions of the plan, Mr. Snowdon is currently receiving $735 per month; Mr. Milligan is receiving $647 per month and Dr. Mitchener is receiving $500 per month. The Bank purchased life insurance policies with the Bank named as the beneficiary to fund the benefits received pursuant to these plans. Total expense related to the plans amounted to $12,419 for the year ended September 30, 1996 and the Bank's accrued liability for plan obligations amounted to $118,161 at September 30, 1996.

Executive Officers

          The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                                                                     Employed By
                                                                                     the Bank or
                                  Age on           Positions and Occupations         the Company
Name                        September 30, 1996      During Last Five Years              Since
----                        ------------------     -------------------------         -----------
William C. Fitzgerald, III         58           President and Chief Executive           1992
                                                Officer of the Company and the
                                                Bank; Prior to joining the Bank,
                                                Mr. Fitzgerald was a managing
                                                agent for the Resolution Trust
                                                Corporation from 1990 to July
                                                1992

John B. Clark                      46           Senior Vice President of the            1971
                                                Bank and Vice President and
                                                Secretary of the Company

Management Compensation

          Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1996 and 1995 certain information as to the cash compensation received by William C. Fitzgerald, III, the President and Chief Executive Officer of the Company and the Bank. There were no other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities.

                                                            Other Annual
    Name and                                                Compensation    All Other
Principal Position            Year  Salary      Bonus          ($)/3/      Compensation
------------------            ----  ------      -----       ------------   ------------
William C. Fitzgerald, III
President, Chief Executive    1996  $89,575/1/  $27,686/2/     - - -       $2,026/4/
Officer and Director
                              1995  $82,917     $18,531        - - -       $1,910

----------------
/1/ Mr. Fitzgerald's base salary is set pursuant to an employment agreement with the Bank dated as of March 20, 1996. This amount also includes $400 in directors' fees for services on the Company's Board of Directors.

/2/ Includes a $12,215 discretionary bonus and a $15,471 annual bonus paid under Mr. Fitzgerald's employment agreement with the Bank.

/3/ Under the "Other Annual Compensation" category, perquisites for the fiscal years ended September 30, 1996 and 1995 did not exceed the lesser of $50,000, or 10% of salary and bonus as reported for Mr. Fitzgerald.

/4/ The amount contributed to the Bank's 401(k) profit sharing plan for Mr. Fitzgerald for the fiscal year ended September 30, 1996.

     401(k) Profit Sharing Plan. The Bank maintains a contributory savings plan for its employees, which meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have completed three months of service and who are at least 21 years of age may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 2% of the participant's compensation. For purposes of the 401(k) profit sharing plan, compensation means a participant's compensation received from the employer as reported on Form W-2.

        Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after four years of service as follows: 1 year, 25%; 2 years, 50%; 3 years, 75%; 4 or more years, 100%.

        Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The total amount contributed by the Bank to the 401(k) profit sharing plan during the fiscal year ended September 30, 1996 was $7,001.

        Employee Stock Ownership Plan. In connection with the Conversion, the Bank established the ESOP for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 147,200 of the shares of Common Stock issued in the Conversion. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank.

        Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

        The Bank has established a committee of the board of directors to administer the ESOP. Trustees for the ESOP were appointed prior to the Conversion. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Employment Agreement. In connection with the Conversion, the Bank entered into an employment agreement with William C. Fitzgerald, III in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial annual base salary of $93,500 and for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. The agreement provides that base salary shall be reviewed by the board of directors of the Bank not less often than
annually.   In addition, the employment agreement provides for profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change in control (as defined below) in lieu of continuing to be entitled to receive a profitability bonus, Mr. Fitzgerald's base salary shall be adjusted to include an amount equal to the average of the two previous years' annual profitability bonus and such adjusted base salary shall be increased by a minimum of 6% annually.

        The employment agreement provides that in the event of a change in control of the Bank or the Company, the acquiror shall be bound by the terms of the employment agreement for a period of three years beginning on the date of the change of control and during such time the nature of the employee's compensation, duties or benefits may not be diminished except as set forth in the employment agreement. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

        Special Termination Agreement. In connection with the Conversion, the Bank entered into a special termination agreement with John B. Clark. The special termination agreement provides for payment to Mr. Clark only (i) in the event of a change in control of the Company or the Bank followed by termination of the employee's employment within 24 months by the Bank for other than "cause," as such term is defined in the agreement, or (ii) in the event the nature of the employee's compensation, duties or benefits are diminished within 24 months following a change in control of the Bank or the Company and the employee terminates his employment within 12 months thereafter. In the event of such a termination of employment, the employee is entitled to payment in an amount equal to two times his "base amount" as defined in Section 280G(b)(3) of the Code, payable in a lump sum or in equal monthly payments. The initial term of the agreement is for a three-year period commencing upon the effective date of the Conversion. On the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. For purposes of the special termination agreement, "change in control" has the same meaning as contained in the employment agreement to be entered into with Mr. Fitzgerald. See "--Employment Agreement".



                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR


        McGladrey & Pullen, LLP, the Company's and the Bank's independent auditor for the year ended September 30, 1996, has been selected as the Company's and the Bank's independent auditor for the 1997 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.

        The Board of Directors recommends that the stockholders vote FOR this
                                                                     ---
proposal.


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        It is presently anticipated that the 1998 Annual Meeting of Stock-holders will be held in January of 1998. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than September 19, 1997, and meet all other applicable requirements for inclusion therein.

        The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

        Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

        The Annual Report of the Company for the year ended September 30, 1996, which includes consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

        THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: SCOTLAND BANCORP, INC., 505 SOUTH MAIN STREET, LAURINBURG, NORTH CAROLINA 28352, ATTENTION: WILLIAM C. FITZGERALD, III.

                                 By Order of the Board of Directors,


                                 /s/ John B. Clark
                                 John B. Clark
                                 Secretary

Laurinburg, North Carolina
December 17, 1996

     PLEASE MARK VOTES           REVOCABLE PROXY
[X]  AS IN THIS EXAMPLE       SCOTLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 1997
                                   4:00 P.M.
   The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Scotland Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the office of the Company, 505 South Main Street, Laurinburg, North Carolina, on January 16, 1997 at 4:00 p.m. and at any and all adjournments thereof, as follows:


                                 ----------------------------------------------
  Please be sure to sign and     Date
 this Proxy in the box below.
--------------------------------------------------------------------------------
---Stockholder sign above------Co-Holder (if any) sign above -------------------

                                                    WITH-    FOR ALL
                                          FOR       HOLD     EXCEPT
1. The approval of the election of the    [_]       [_]      [_]
   following named directors:

(a) James W. Mason, Clifton P. Buie and John W. Hudson who will serve as direc-tors of the Company until the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualify,
(b) John B. Clark, James E. Milligan, James S. Mitchener, Jr. and James T. Willis who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify, and
(c) Sam T. Snowdon, Jr., E.S. Hill, Jr. and William C. Fitzgerald, III who will serve as directors of the Company until the 2000 Annual Meeting of Stock-holders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark
"For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------
                                                FOR      AGAINST  ABSTAIN
2. The ratification of McGladrey &              [_]      [_]      [_]
   Pullen, LLP as the independent
   auditors of the Company for the
   year ending September 30, 1997.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING: [_]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

   If no instructions are given, the proxy will be voted for the nominees for election to the Board of Directors named in this Revocable Proxy and for the ratification of the selection of McGladrey & Pullen, LLP as the independent au-ditors for the Company for the 1997 fiscal year. If instructions are given with respect to one but not both proposals, such instructions as are given will be followed and the proxy will be voted for the proposal on which no instructions are given.

 +                                                                         +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
[UP ARROW APPEARS HERE]                               [UP ARROW APPEARS HERE]
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                             SCOTLAND BANCORP, INC.

--------------------------------------------------------------------------------
The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated December 17, 1996.
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
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